UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 18, 2011

VERSANT CORPORATION

(Exact name of Registrant as Specified in its Charter)

California	000-28540	94-3079392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

255 Shoreline Drive, Suite 450
Redwood City, California 94065

(Address of Principal Executive Offices, including Zip Code)

(650) 232-2400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07: Submission of Matters to a Vote of Security Holders.

Matters Voted on at 2011 Annual Meeting of Shareholders. Versant Corporation (“Versant” or the “Company”) held its 2011 Annual Meeting of Shareholders (the “Meeting”) on April 18, 2011.  Set forth below are descriptions of the matters voted on at the Meeting and the results of the voting at the Meeting.

1.  Election of Directors.  At the Meeting, the shareholders voted to elect the Board of Directors and the following individuals (who constitute all of the Company’s directors) were elected to the Company’s Board of Directors, each to serve until the next Annual Meeting of Shareholders and until his successor has been duly elected and qualified or until his earlier resignation or removal:

Nominee	For	Withheld	Broker Non-Votes
Mr. Uday Bellary	1,847,526	139,955	515,476
Mr. William Henry Delevati	1,825,224	162,257	515,476
Dr. Herbert May	1,847,571	139,910	515,476
Mr. Jochen Witte	1,622,424	365,057	515,476
Mr. Bernhard Woebker	1,854,251	133,230	515,476

2.  Ratification of Appointment of Independent Accountants.  At the Meeting, shareholders voted on a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011 and the voting results on this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
2,470,619	31,838	500	-0-

3.  Amendment of 2005 Equity Incentive Plan.  At the Meeting, shareholders voted on a proposal to amend the Company’s 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares and the voting results on this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
1,534,850	448,229	4,402	515,476

4.  Amendment of 2005 Directors Stock Option Plan.  At the Meeting, shareholders voted on a proposal to amend the Company’s 2005 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 20,000 shares and the voting results on this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
1,782,696	200,853	3,932	515,476

As a smaller reporting company (as defined in 17 CFR 240.12b-2), Versant will not be subject to Exchange Act Section 14A(a) and Rule 14a-21(a) and (b) until the first annual or other meeting of shareholders at which directors will be elected and for which the rules of the Commission require executive compensation disclosure pursuant to Item 402 of Regulation S-K (17 CFR 229.402) occurring on or after January 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT CORPORATION

Date: April 20, 2011	By:	/s/ Jerry Wong
Jerry Wong, Chief Financial Officer